EXHIBIT 99.4

                            MISCELLANEOUS AGREEMENT

            THIS MISCELLANEOUS AGREEMENT (the "Agreement") is made and entered into this 16th day of September, 1998 (the "Effective Date"), by and between Newpark Resources, Inc., a Delaware corporation (herein, together with each of its officers, directors, employees, agents, attorneys, representatives, predecessors, successors, and assigns, and its direct and indirect corporate parents, subsidiaries, partners, affiliates, and joint venturers, and all of their respective officers, directors, employees, agents, attorneys, representatives, predecessors, successors, and assigns, referred to as "Newpark"), and U.S. Liquids, Inc., a Delaware corporation (herein, together with each of its officers, directors, employees, agents, attorneys, representatives, predecessors, successors, and assigns and its direct and indirect corporate parents, subsidiaries, partners, affiliates, and joint venturers and all of their respective officers, directors, employees, agents, attorneys, representatives, predecessors, successors, and assigns, referred to as "USL"), with reference to the following facts:

            A. On or about December 13, 1996, pursuant to Asset Purchase Agreement dated December 2, 1996 (the "Sanifill Purchase Agreement"), by and among (i) SANIFILL, INC., a Delaware corporation ("Sanifill"), CAMPBELL WELLS, L.P., a Delaware limited partnership also known as CAMPBELL WELLS, LTD. ("Campbell") and CAMPBELL WELLS NORM, L.P., a Delaware limited partnership ("Campbell Wells NORM") (collectively "Sellers"), and (ii) USL, as "Buyer," USL assumed all liabilities and obligations of Sanifill and Campbell under the contracts (the "Contracts") listed on Schedule I attached to this Agreement, which are referred to in this Agreement by the names with which they are identified on Schedule I. Sanifill and Campbell were not relieved of any of their obligations to Newpark under the Contracts and certain other agreements.

            B. Concurrently with the execution of this Agreement, Newpark and USL are executing a Settlement of Arbitration and Release (the "Release"), a "NOW Payment Agreement," a "Noncompetition Agreement," and an "Asset Purchase Agreement" (collectively, the "New Deal Agreements"), which may affect the continued existence of the Contracts.

            C. By this Agreement, the parties intend to clarify the continuing status of the Contracts after the execution of the Release and the New Deal Agreements.

            NOW THEREFORE, in consideration of the foregoing and of their mutual covenants and agreements contained herein, the parties hereby agree as follows:

            1. STATUS OF DISPOSAL AGREEMENT. Articles VI, VII, VIII, IX, X (other than Section 10.2) and XII of the Disposal Agreement shall remain in full force and effect in accordance with their terms solely with respect to events occurring and circumstances existing before the Effective Date. All other provisions of the Disposal Agreement are hereby terminated, except to the extent that such terminated provisions are necessary to the interpretation of the articles of the Disposal Agreement that remain in effect.

            2. STATUS OF SANIFILL NONCOMPETITION AGREEMENT AND JOINDER AGREEMENT. As between Newpark and USL, the Sanifill Noncompetition Agreement between Sanifill, Inc. and USL

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and the Joinder Agreement shall be superseded as of the Effective Date by the
Noncompetition Agreement dated September 16, 1998. As regards Sellers and their Affiliates, the Sanifill Noncompetition Agreement and the Joinder Agreement shall remain in full force and effect in accordance with the terms of each.

            3. GUARANTEE OF NOW PAYMENT AGREEMENT.

                  3.1 PERFORMANCE OF NOW PAYMENT AGREEMENT. Newpark hereby covenants and agrees that it shall cause Newpark Environmental Services, Inc. ("NESI") to fully perform all of its obligations under the NOW Payment Agreement in a timely manner. Newpark further covenants and agrees that it shall take all action, including, without limitation, supplying information necessary for the determination of quantities of NOW that may be delivered pursuant to the NOW Payment Agreement, or shall refrain from taking any action, as is necessary or appropriate, to permit NESI to fully perform all of its obligations under the NOW Payment Agreement in a timely manner.

                  3.2 UNCONDITIONAL GUARANTEE. Newpark hereby unconditionally and irrevocably guarantees the performance in full of all obligations of NESI under the NOW Payment Agreement, with the same force and effect and to the same extent as if Newpark were a party to the NOW Payment Agreement having the same rights and obligations thereunder as NESI.

                  3.3 NO SET-OFF; GUARANTY OF PERFORMANCE OR PAYMENT UPON DEMAND. Newpark shall perform any obligations or pay any amounts due in respect of the obligations of NESI under the NOW Payment Agreement promptly upon demand by USL or its Affiliates, without any set-off, defense or deduction for any claims or counterclaims of any kind, except for any such set-offs, defenses, or deductions that Newpark could assert if it were a party to the NOW Payment Agreement having the same rights and obligations thereunder as NESI.

                  3.4 WAIVER OF DILIGENCE, ETC. Newpark hereby waives diligence, presentment, demand, protest and notice of any kind with respect to this Guarantee, as well as any requirement that USL or its affiliates exhaust any rights or take any action against NESI.

                  3.5 WAIVER OF SURETYSHIP DEFENSES. To the extent permitted by applicable law, Newpark hereby waives any and all legal and equitable defenses that arise by reason of Newpark's status as a surety for NESI, which defenses would not be available to Newpark if it were a party to the NOW Payment Agreement having the same rights and obligations thereunder as NESI.

                  3.6 STATUS. This Section 3 shall remain in full force and effect to the extent that the NOW Payment Agreement remains in full force and effect in accordance with its terms and shall terminate when and to the extent that the NOW Payment Agreement is terminated.

            4. STATUS OF PRIOR GUARANTY. The Prior Guaranty shall remain in full force and effect to the extent that the Disposal Agreement remains in full force and effect in accordance with

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its terms and shall terminate as of the Effective Date to the extent that the
Disposal Agreement is terminated.

            5. GUARANTEE OF ASSET PURCHASE AGREEMENT. Newpark hereby unconditionally and irrevocably guarantees the performance in full of all obligations of NESI under the Asset Purchase Agreement, with the same force and effect and to the same extent as if Newpark were a party to the Asset Purchase Agreement having the same rights and obligations thereunder as NESI. Newpark hereby waives diligence, presentment, demand, protest and notice of any kind with respect to this Guarantee, as well as any requirement that USL or its affiliates exhaust any rights or take any action against NESI.

            6. STATUS OF LEASE AND SUBLEASES. The Lease and the Subleases referred to in Schedule I of this Agreement shall remain in full force and effect for three years beginning July 1, 1998, and then terminate on June 30, 2001. USL shall take all necessary and reasonable measures to ensure that the Lease and Subleases remain in full force and effect until June 30, 2001.

            7. OTHER AGREEMENTS. All other agreements between or among Newpark and Sellers, or any of them, whether or not assumed by USL, shall remain in full force and effect in accordance with their terms. USL shall use commercially reasonable efforts to enforce for the benefit of Newpark all relevant covenants, including, but not limited to, noncompetition covenants, made by Sellers in favor of USL under or in connection with the Sanifill Purchase Agreement.

            8. EFFECT ON SELLERS. Although Sellers are not party to this Agreement, the parties intend that none of Sellers shall be relieved of any obligations owed by them to Newpark by reason of the transactions which gave rise to the Contracts, except to the extent that certain provisions of the Disposal Agreement are prospectively terminated hereby.

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      ON THIS DATE, the Parties have executed multiple originals of this
Miscellaneous Agreement.


                                    NEWPARK RESOURCES, INC.

Dated: 9/17/98                      By:/s/ JAMES D. COLE
                                    Name:  James D. Cole
                                    Title: PRESIDENT

                                    U.S. LIQUIDS, INC.


Dated: 9/16/98                      By:/s/ W. GREGORY ORR
                                    Name:  W. Gregory Orr
                                    Title: PRESIDENT

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                                                                    Schedule I
                               List of Contracts

1. NOW Disposal Agreement by and among Sanifill, Inc., a Delaware corporation, NOW Disposal Operating Co., a Delaware corporation and an indirect wholly-owned subsidiary of Sanifill, and Campbell Wells, Ltd., a Delaware limited partnership, dated as of June 4, 1996, as assumed by Newpark Resources, Inc., by an Assumption and Guarantee Agreement dated August 12, 1996 (the "Disposal Agreement")

2. Noncompetition Agreement by and between Sanifill, Inc., a Delaware corporation, and Newpark Resources, Inc., a Delaware corporation, dated as of August 12, 1996 (the "Sanifill Noncompetition Agreement")

3. Joinder Agreement, dated as of August 12, 1996, by Campbell Wells, Ltd., a Delaware limited partnership, for the benefit of Newpark Resources, Inc., and its Affiliates (the "Joinder Agreement")

4. Assumption and Guarantee Agreement by and among Newpark Resources, Inc., a Delaware corporation, Sanifill, Inc., a Delaware corporation, and Campbell Wells, Ltd., a Delaware limited partnership, dated as of August 12, 1996 (the "Prior Guaranty")

5. Lease and Access Agreement by and between Campbell Wells, Ltd., a Delaware limited partnership, and Newpark Resources, Inc. [no date] (the "Lease")

6. Sublease and Access Agreement by and between Campbell Wells, Ltd., a Delaware limited partnership, and Newpark Resources, Inc. [no date] (the "First Sublease")

7. Sublease and Access Agreement by and between Campbell Wells, Ltd. a Delaware limited partnership, and Newpark Resources, Inc. [no date] (the "Second Sublease," and, together with the First Sublease, the "Subleases")

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